UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2018

NOVAVAX, INC.

(Exact name of registrant as specified in charter)

Delaware	000-26770	22-2816046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Firstfield Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices, including Zip Code)

(240) 268-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Novavax, Inc. (the “Company”) was held on June 14, 2018. Only stockholders of record as of April 18, 2018 (the “Record Date”) were entitled to vote at the annual meeting. As of the Record Date, there were 381,637,388 shares outstanding and entitled to vote at the annual meeting, of which 288,918,769 shares were represented by proxy, constituting a quorum on all matters voted upon. The stockholders voted on the following matters:

Proposal 1: Stockholders elected the following Class II nominees for director, each to serve until the 2021 Annual Meeting of Stockholders or until his successor is duly elected and qualified:

Name	For	Withheld	Broker Non-Votes
Richard H. Douglas, Ph.D.	84,920,648	23,470,750	180,527,372
Gary C. Evans	77,686,816	30,704,582	180,527,372

Proposal 2: Stockholders approved, on an advisory basis, the compensation paid to our principal executive officer, principal financial officer, and three other most highly compensated individuals serving as executive officers on December 31, 2017:

For	Against	Abstaining	Broker Non-Votes
96,608,867	10,762,367	1,020,163	180,527,372

Proposal 3: Stockholders approved the Company’s Amended and Restated 2015 Stock Incentive Plan, as amended, which increases the number of shares of the Company’s common stock, par value $0.01, available for issuance thereunder by 20,000,000 shares:

For	Against	Abstaining	Broker Non-Votes
66,361,720	41,416,052	613,625	180,527,372

Proposal 4: Stockholders approved the Company’s Amended and Restated 2013 Employee Stock Purchase Plan, as amended, which increases the number of shares of the Company’s common stock, par value $0.01, available for issuance thereunder by 4,000,000 shares:

For	Against	Abstaining	Broker Non-Votes
85,285,126	22,575,854	530,418	180,527,372

Proposal 5: Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

For	Against	Abstaining	Broker Non-Votes
262,472,460	23,522,865	2,923,444	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAVAX, INC.

/s/ John A. Herrmann III
Name:	John A. Herrmann III
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: June 15, 2018